TIME WARNER TELECOM

THE POWER DRIVING YOUR NETWORK

Investor Presentation
September, 2003

TIME WARNER TELECOM

THE POWER DRIVING YOUR NETWORK

Larissa Herda

Chairman, CEO and
President

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Safe Harbor Statement . .. .

Statements made during today’s presentation may include certain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and are subject to risks and uncertainties.  These risks include the risks summarized in the Company’s filings with the SEC, especially the section entitled “Risk Factors” in its Annual Report on Form 10-K for
the fiscal year ended December 31, 2002.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Key to TWTC’s Success . . .

Extensive metro fiber networks

Differentiated product suite

Solid customer base

Diversified revenue stream

Focus on return on investment

. . . Solid Business Fundamentals.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK

Seattle
Spokane
Portland/Vancouver
Boise
Sacramento
San Francisco
Oakland
Fresno
Bakersfield
San Luis Obispo
Santa Barbara
Los Angeles
Orange County
San Diego
Salt Lake City
Denver
National Operations Center
Las Vegas
Phoenix
Tucson
Albuquerque
Honolulu
Minneapolis
Milwaukee
Chicago
Indianapolis
Columbus
Dayton
Cincinnati
Rochester
Albany
Binghamton
New York
Northern New Jersey
Greensboro
Charlotte
Raleigh
Fayetteville
Columbia
Memphis
Atlanta
Dallas
Austin
San Antonio
Houston
Orlando
Tampa
Legend
TWTC Markets
Regional Interconnection Sites
Regional Fiber Network
National IP Network

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Our Unique Assets . .. .

What TWTC has --

Why it is important --

. . . Key to Our Success.

Diverse alternate network

Growing demand -- fiber enabled services

Multi-locational customer needs

Increased control over margins

Opportunity to take market share

Fiber facilities – nearly 18,000 route mi.

Last mile local loop

Lit fiber to – nearly 3,700 buildings

A National Footprint

Proximity to thousands of buildings

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK

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Future Telecom Spending .. . .

Source: Cisco IBSG analysis

-1.7%

18.3%

205

192

45

46

71

104

30

10

2003

2006

Wireline Voice

Wireless Voice

Networking Services

Managed Voice & data

$331

$372

03-06 CAGR

3.9%

42.9%

13.8%

0.8%

-2.3%

$250

$81

$238

$134

U.S. Services Market  $ billions

. . . Opportunities for TWTC.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Our Approach. . ..

Design a product suite to –

Attack ILEC’s 90% market share

Satisfy demand for Data and IP services

Save customers money

Generate excellent margins

Differentiate Time Warner Telecom

. . . TWTC is the “Last-Mile” Fiber Loop.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Native LAN—Metro Ethernet

Speeds from 10 Megabits to 1 Gigabit per second

Available to nearly 3,700 building across the U.S.

Storage Transport

Fiber Channel, ESCON, FICON solutions

Meeting storage network needs of enterprise customers

VersiPak

Innovative IP/MPLS based Integrated Access service

Dynamic bandwidth for voice, data and Internet access

Select New Products . . .

. . . that differentiate TWTC.

•

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–

•

–

•

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▪

•

–

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Diversified revenue stream

Over 27% net increase in end-user revenue (1)

46% of revenue(2) from end-users

Data and Internet Growth

10% increase year over year growth (1)

Leading with new products and cross selling

Of existing customers, nearly 70% take internet access

Greater than 60% of those customers also take voice services

Vertical market achievements

Over 1,100 customers for Healthcare, Financial and Education

Our Success in 2003. . .

(1) For second quarter 2003 versus second quarter, 2002.

(2) Total revenue for the three months ended June 30, 2003.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Customer Case Study:
St. Petersburg College System

TWTC IP Backbone

Application Notes

University Buildings Networked
To 2 Data Center Sites

Serving over 17,000 Students,
Faculty and Staff

8 - 100Mbps Circuits

2 - Gig E Host Circuits

Full Interoperability Between
Highly Available Ethernet over
SONET Service and Switched
Native LAN

Fully Meshed, Any-to-Any
Network

TWTC Internet Access

SONET Ethernet Ring

Gigabit Ethernet Ring

7 - 100Mbps Circuits

2 – 1 Gbps Circuits

100 Mbps Ethernet
over SONET Circuit

TWTC Native

LAN Network

Network Delivering 200 Online Courses!

2.8 Gigabits

Total Bandwidth

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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TWTC’s Keys to Success . . .

Extensive metro fiber

   networks

Differentiate product suite

Solid customer base

Diversified revenue stream

Focus on ROI

Expand network reach

Expand IP-Based offerings

Expand our sales reach

Increase end-user revenues

Selective investments &
ongoing cost efficiencies

Today’s Position

Ongoing Initiatives

David Rayner

Senior Vice President
and CFO

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Impacts of disconnects –
including WorldCom

Low enterprise spending

Intercarrier compensation

rate decreases

Revenue diversification

Strong customer growth

Ongoing cost efficiencies

We have made substantial progress . . .

The Challenges

Our Results

. . . Despite strong headwinds.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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. . . Shows our progress.

Our track record . . ..

28%

(5%)

(28%)

(2%)

(13%)

(50%)

27%

%

    8%

   31%

   23%

Recurring EBITDA Margin (2)

$  11.1

$  50.2

$  39.1

Recurring EBITDA(2)

$   (7.8)

$162.8

$170.6

Recurring Revenue(2)

     (5.3)

    13.4

    18.7

        Intercarrier Compensation

     (2.5)

149.4

151.9

                            Service Revenue

     (9.6)

    65.5

    75.1

        Other carriers and ISPs

     (8.8)

      8.9

    17.7

        WorldCom(1)

$ 15.9

$  75.0

$  59.1

        End User

$

Q2 2003

Q2 2002

Revenue

(1)

Excluding switched access.

(2)

Excludes reciprocal compensation settlements of $13.9 million in Q2 2002. See Q2 Earnings Press Release at www.twtelecom.com for definition and reconciliation to nearest GAAP measure.

$ in millions

Change

100%
80%
60%
40%
20%
0%
23%
28%
66%
86%
64%
82%
Q2 2002
Q2 2003
Q2 2002
Q2 2003
Q2 2002
Q2 2003
Dedicated Transport
Switched Services
Data & Internet
End User
Carrier & ISP

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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End User Revenues are Growing .. . .

End User

End User

End User

End User

End User

End User

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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$196.3

        EBITDA

$505.2

      Balance – June 30, 2003

        (For the 12 mo. Ended 6/30/03):

$380.0

$11.6

(170.0)

181.6

  323.6

        Net increase

        Other changes

        Debt service – int. exp. & principal

        Capital Expenditures

Key Components of Change in

Cash & Marketable Debt Securities

$ 11.6

   24.8

(121.4)

   (88.1)

      Net Increase

      Less:  Increase in bank debt

      Revolver

Undrawn Bank Financing

                Subtotal

      Balance – June 30, 2002

Change in Cash and

Marketable Debt Securities

$ in millions

Liquidity and Use of Cash . . .

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK

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2003 Outlook includes . .. .

Estimated $150 Million Cap Ex for 2003

Building Entry, Network reach, Infrastructure/products

$50.3 Million for six months ended 6/30/03

Targeted 30% Increase in Sales Force

<$5 Million for annualized cost

22% growth for six months ended 6/30/03

Reduced Intercarrier Compensation Rates (Q2 vs Q3 03)

24% est. reduction-overall switched access rate

23% est. reduction-overall reciprocal compensation rate

WorldCom Revenue

An estimated decrease of $4 million in Q3 2003

. . . Continued Disciplined Spending.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
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Continued Financial Discipline. . .

Revenue Diversification

Solid liquidity

Strong cost controls and margins

Focused on disciplined growth

. . . Is the TWTC way.